UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) April 18, 2012


                          PSYCHIC FRIENDS NETWORK INC.
             (Exact name of registrant as specified in its charter)

          Nevada                      001-33968                     N/A
(State or other jurisdiction         (Commission               (IRS Employer
      of incorporation)              File Number)            Identification No.)

2360 Corporate Circle, Suite 400, Henderson, NV                   89074-772
   (Address of principal executive offices)                       (Zip Code)

                                 (702) 608-7360
              (Registrant's telephone number, including area code)

                                       n/a
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On April 18, 2012, our board of directors adopted Independent Contractor Agreements, effective April 1, 2012, for the provision of officer services on a consulting basis with (i) Pikesville Pictures, Inc. for the provision of Chief Executive and Financial Officer services to the Company by Marc Lasky, and (ii) Michael Lasky for the provision of President services to the Company.

According to the terms of the Independent Contractor Agreements, the Company will pay Pikesville Pictures, Inc. (Marc Lasky) $2,250 weekly and Michael Lasky $1,250 weekly.

For the full text of the Independent Contractor Agreements,  please see Exhibits
10.1 and 10.2 to this current report on Form 8-K.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

10.1     Independent   Contractor   Agreement  between  Company  and  Pikesville
         Pictures, Inc.

10.2     Independent Contractor Agreement between Company and Michael Lasky

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PSYCHIC FRIENDS NETWORK INC.


/s/ Marc Lasky
----------------------------------------
Marc Lasky
Chief Executive Officer

Date: April 30, 2012

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